UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2011

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code: (713) 830-8775

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 18, 2011, Calpine Corporation (the “Company”) issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2010. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference herein. As set forth in the press release, the Company will host a conference call to discuss its financial and operating results for the fourth quarter and full year 2010 on Friday, February 18, 2011, at 10:00 a.m. ET / 9:00 a.m. CT. A listen-only webcast of the call may be accessed through the Company’s website at www.calpine.com, or by dialing 888-364-3108 at least 10 minutes prior to the beginning of the call.

An archived recording of the call will be made available for a limited time on the Company’s website. The recording can also be accessed by dialing 888-203-1112 (or 719-457-0820 for international listeners) and providing confirmation code 4461703. Presentation materials to accompany the conference call will be made available on the Company’s website at www.calpine.com on February 18, 2011.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated February 18, 2011.*

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Zamir Rauf
Zamir Rauf
Executive Vice President and
Chief Financial Officer
Date: February 18, 2011

Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated February 18, 2011.*

*	Furnished herewith.

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